Exhibit 10.46

                              CONSULTANT AGREEMENT
                              --------------------

     THIS AGREEMENT made to have effect the 1st day of July, 2002.

BETWEEN:

     THE NEPTUNE SOCIETY, INC. a Florida corporation having its offices at Suite #1430, 3500 W. Olive Street, Burbank, California, 91505;

     (the "Company")

AND:

     DOUGLAS IRVING, an individual having his residence at 4331 Candlewood Drive, Richmond, British Columbia, V7C 4V9;

     (the "Consultant")


     WHEREAS, the Consultant is under an exclusive services agreement to DSI Holdings Ltd.

     ( "DSI")

     WHEREAS, the Company wishes to obtain the services of the Consultant, DSI is willing to provide the service of the Consultant and the Consultant is willing to provide his service to the Company upon the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants and agreements herein set forth, the parties hereto mutually covenant and agree as follows:

CONTRACT FOR SERVICES
---------------------

1. The Company hereby engages DSI to provide the services of the Consultant to act as the Chief Operating Officer of the Company. The Consultant shall perform all duties incident to such position of C.O.O. and other duties as may reasonably be required from time to time by the C.E.O. or President of the Company.

2. DSI shall cause the Consultant to provide the services at the time and in the manner set forth herein. The Consultant shall perform his duties out of the Burbank, California office of the Company, but the Company may, in its discretion, direct that the duties be provided on occasion in other locations. The Consultant shall perform his duties as long as a suitable work permit is in effect from the appropriate governing authorities.


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EXTENT OF SERVICE
-----------------

3. The Consultant shall, during the term of this contract, devote at least 90% of his attention during normal working hours to the business of the Company, but may continue as a director or consultant to any other company, firm, or individual that is not in competition with the Company so long as his association with such company, firm or individual does not interfere with his attention to the Company's business.

FEES AND EXPENSES
-----------------

4.1 In consideration of DSI providing the services of the Consultant, the Company shall pay to DSI for the first 12 months of this agreement, a fee, plus applicable taxes (if any), of US$12,000.00 per month. Invoices will be issued monthly and will be due upon receipt at the beginning of each month. The Company shall provide directly to the Consultant, at no cost, vehicle parking at the office site. The Consultant will be directly responsible for all necessary travel, auto, medical or health benefits, and any other expenses incurred by the Consultant in connection with the provision of the services hereunder, however, expenses required to be paid by the Company for specifically required Company work, the Consultant shall furnish statements and receipts as a requirement for reimbursement. Any reasonable moving expenses incurred by the Consultant will be reimbursed by the Company but agreed to in advance by the Company, DSI and the Consultant. In addition, there may be a bonus paid on an annual basis of no less than 25% of the annual consulting fee issued to DSI upon successful performance by the C.O.O. as defined by the Company.

4.2 DSI will be responsible for the payment of all withholdings for Federal and Provincial or State income tax, Employment Insurance and Pension Plans that may be required in respect of the Consultant and shall make and remit same as and when required. DSI shall indemnify and hold harmless the Company and each of its officers and Directors from any liability in respect thereof.

4.3 In addition, the Company grants to the Consultant 50,000 stock options of the Company with an exercise price of $2.00 U.S. per share. These options become exercisable at any time commencing after June 30, 2003. Any of these options that are exercised will be replaced by the Company at an exercise price of 10% below the current market value at the time of exercise.

ABSENCE
-------

5. The Consultant shall be entitled to temporarily cease providing the services from time to time without any abatement or reduction of the fees payable herein, provided that such decrease does not exceed 4 weeks during the first 12 months of this Agreement.

     While the Company shall endeavor to accommodate the Consultant's wishes with respect to the timing of such absences, they shall be taken at such time as the Company shall determine having regard to the requirements of the Company's business.

CONFIDENTIAL INFORMATION
------------------------

6. The Consultant shall well and faithfully provide the service to the Company, and use his best efforts to promote the interest thereof and shall not disclose (either during the term of this Agreement or at any time thereafter) the private affairs of the Company or any trade secret of the Company, to any persons other than the Management of the Company, or as required in the normal course of business and shall not use (either during the continuance of this Agreement or at any time thereafter) for his own purposes, or for any purposes other than those of the Company, any information he may acquire with respect to the Company's affairs. The Consultant further agrees to execute such further and other agreements concerning the secrecy of the affairs of the Company or of any companies with which the Company is affiliated or associated, as the Management of the Company shall reasonably request. Furthermore, without restricting the generality of the foregoing, the Consultant shall not either during the term of this Agreement or any time thereafter, directly or indirectly divulge to any person, firm or corporation:

     (a) any intellectual property, proprietary information, know-how, trade secrets, processes, product specifications, new product information or methods of doing business acquired in the course of providing the services hereunder;

          any information with respect of Company personnel or organization, or any of the financial affairs or business plans of the Company; or

          any  information  in  respect  of  Company  pricing  policies,   sales
          statistics, sales and marketing plans and strategies, profits, costs, or sourcing of clients.

TERM OF AGREEMENT
-----------------

7. This Agreement shall become effective on the 1st day of July, 2002, and shall continue until June 30, 2005 unless terminated upon mutual consent of DSI, the Consultant and the Company, or until termination by the Consultant or the Company in accordance with Sections 8 or 9, whichever is earlier.

BREACH OF AGREEMENT
-------------------

8. Without prejudice to any remedy the Company may have against DSI or the Consultant for any breach or non-performance of this Agreement, the Company may terminate this Agreement, subject to Section 12, for breach by DSI or the Consultant at any time effective immediately and without notice and without any payment for any compensation either by way of anticipated earnings or damage of any kind to him whatsoever, save and except in respect of fees payable to the date of such termination. For the purposes of this paragraph, any one of the following events shall constitute breach of this Agreement sufficient for termination, provided however, that the following events shall not constitute the only reasons for termination:

     (a) being guilty of any dishonesty or gross neglect in the provision of the services hereunder; or

     (b) being convicted of any criminal offense, other than an offense which in the reasonable opinion of the Company does not affect his position as a representative of the Company; or

     (c) becoming bankrupt or making any arrangement or composition with his creditors; or

     (d) alcoholism or drug addiction of the Consultant which impairs his ability to provide the services required hereunder; or

     (e)  excessive  and  unreasonable   absence  of  the  Consultant  from  the
          performance of the services for any reason other than for absence or incapacity specifically allowed hereunder.

     (f) The breach of any clause or term, including but not limited to Section 6 of this Agreement and the attached Addendum (if any) to this Agreement

TERMINATION
-----------

9.1 The Consultant and DSI shall be entitled to terminate this Agreement, at any time by giving 4 weeks notice in writing to the C.E.O. or President of the Company.

9.2 The Company shall be entitled to terminate this Agreement at any time upon giving DSI and the Consultant notice in writing of such termination and upon payment to DSI and the Consultant of all fees and other amounts owing up to the date of termination and, in the event there has not been a breach of this Agreement by DSI or Consultant, a termination payment in an amount equal to the balance of the fees due under Section 4 above will be in full satisfaction of all claims that DSI or the Consultant may have against the Company.

OWNERSHIP AND USE OF WORK PRODUCTS
----------------------------------

10.1 DSI and the Consultant agrees that any work product produced by the Consultant in furtherance of the business of the Company either developed solely by the Consultant or jointly with any other party will be the sole and exclusive property of the Company.

10.2 The Company acknowledges that general knowledge and experience including general techniques, concepts, methods and formulae not developed for the Company's specific application or work gained by the Consultant prior to or in the course of his association with the

Company, may be used by the Consultant at any time prior to, during or subsequent to his association with the Company, unless a specific agreement to the contrary is entered into by DSI, the Consultant and the Company.

10.3 This Agreement does not apply to general techniques, formulae, concepts or method for which no equipment, supplies, facility or other resources or trade secret information of the Company was used and which was developed entirely on the Consultant's own time unless such general techniques, formulae, concepts or method relates directly to the actual or specifically targeted business of the Company.

10.4 At any and all times, either during the term of this Agreement or after termination hereof, DSI and the Consultant will promptly, on the request of the Company, perform all such reasonable acts and execute and deliver all such documents that may be necessary to vest in the Company the entire right, title and interest in and to any such work products determined, by the Company, to be the exclusive property of the Company. Should any such services be rendered after expiration or termination of this Agreement, a reasonable fee, mutually agreed upon by DSI, the Consultant and the Company, will be paid to the DSI on a per diem basis in addition to reasonable expenses incurred as a result of rendering such services.

RETURN OF PROPERTY
------------------

11. In the event of termination of this Agreement, the Consultant and DSI agrees to return to the Company any property, which may be in the possession or control of the Consultant.

SURVIVAL
--------

12. Notwithstanding the termination of this Agreement for any reason whatsoever the provisions of Section 6, 10, and 11 hereof and any other provision of this Agreement necessary to give efficacy thereto shall continue in full force and effect following such termination.

NOTICE
------

13. Any notice or other communication (each a "Communication") to be given in connection with this Agreement shall be given in writing and will be given by personal delivery addressed as follows:

          TO:               The Neptune Society
                            Suite #1430 - 3500 W. Olive Street,
                            Burbank, California
                            91505
                            Attention: President
                            --------------------

          TO:               DSI Holdings Ltd.
                            4331 Candlewood Drive,
                            Richmond, British Columbia

                            V7C 4V9
                            Attention: President
                            --------------------

          AND TO:           Douglas Irving
                            4331 Candlewood Drive,
                            Richmond, British Columbia
                            V7C 4V9

or at such other address as shall have been designated by Communication by either party to the other. Any Communication shall be conclusively deemed to have been received on the date of delivery. If the party giving any Communication knows or ought reasonably to know of any actual or threatened interruptions of the mails, any such Communication shall not be sent by mail but shall be given by personal delivery.

ENTIRE AGREEMENT
----------------

14. This Agreement constitutes and expresses the whole agreement of the parties hereto with reference to the services of the Consultant by the Company, and with reference to any of the matters or things herein provided for, or hereinbefore discussed or mentioned with reference to such services; all promises, representations, and understandings relative thereto being merged herein.

AMENDMENTS AND WAIVERS
----------------------

15. No amendment of this Agreement shall be valid or binding unless set forth in writing and duly executed by both parties hereto. No waiver or any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

BENEFIT OF AGREEMENT
--------------------

16. The provisions of this Agreement shall enure to the benefit of and be binding upon the legal personal representatives of the Consultant and the successors and assigns of the DSI and the Company.

SEVERABILITY
------------

17. If any provision of this Agreement is deemed to be void or unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision of this Agreement, and each and every section, subsection and provision of this Agreement is hereby declared and agreed to be severable from each other and every other section, subsection or provision hereof and to constitute separate and distinct covenants. DSI and the Consultant hereby agree that all restrictions herein are reasonable and valid.

18. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia. The Company, DSI and the Consultant hereby irrevocably consent to the jurisdiction of the courts of the Province of British Columbia.

COPY OF AGREEMENT
-----------------

19. The Consultant hereby acknowledges receipt of a copy of this Agreement duly signed by the Company.

NUMBER AND GENDER
-----------------

20. Wherever the singular is used in this Agreement it is deemed to include the plural and wherever the masculine is used it is deemed to include the feminine or body politic or corporate where the context or the parties so require.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written:

THE NEPTUNE SOCIETY, INC.                                 CONSULTANT


/s/ David Schroeder                            /s/ Douglas Irving
---------------------------------              ---------------------------------
Authorized Signatory                                      Douglas Irving

In the presence of:
__________________________________             DSI HOLDINGS LTD.
 Witness
__________________________________
Name                                           /s/ Douglas Irving
                                               ---------------------------------
__________________________________             Authorized Signatory
Address